                                                                   EXHIBIT 10.3


                          AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of December 31, 1998 (the "Amendment Effective Date") is made and entered into by and among SMITH INTERNATIONAL, INC. (the "Borrower"), a Delaware corporation, the banking institutions (each, together with its successors and assigns, a "Bank" and collectively, the "Banks") from time to time a party to the Loan Agreement (as hereinafter defined), as amended by this Amendment, ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents (in such capacity, together with their successors in such capacity, collectively called the "Co-Agents") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


RECITALS:

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent are parties to a Loan Agreement dated as of April 4, 1996, as heretofore amended (the "Loan Agreement"); and

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement shall be amended as follows:

         (a) Exhibit H to the Loan Agreement is hereby amended to be identical to Exhibit A attached hereto.

         (b) The definition of "EBITDA" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  EBITDA shall mean, without duplication, for any period the sum of (a) Net Income after taxes and (b) the sum of (i) Interest Expense for such period, (ii) income taxes deducted in determining such Net Income, (iii) amortization of goodwill and other non-cash expenses and intangibles (including, without limitation, deferred financing costs and debt discount) deducted in determining such Net Income, (iv) depreciation, depletion and obsolescence of

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         Property, in each case, determined in accordance with GAAP and (v) the following items, to the extent they were charged during the applicable period for which EBITDA is calculated hereunder:

                  Inventory Writedown                $ 14,900,000
                  Asset Impairment                   $  9,800,000
                  Fixed and Other Asset
                    Writedown                        $  9,200,000

         (c) The definition of "Investment" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

             Investment shall mean the purchase or other acquisition of any securities or Indebtedness of, or the making of any loan, advance, transfer of Property or capital contribution to, or the incurring of any liability, contingently or otherwise, in respect of the Indebtedness of, any Person. "Investments" shall not include (i) deposits with financial institutions available for withdrawal on demand or (ii) the creation of Accounts in the ordinary course of business or (iii) investments in the equity interests of Subsidiaries (other than CE Franklin, a Canadian public company).

         (d) Section 7.3(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

             (a) Debt to Total Capitalization Ratio - a Debt to Total Capitalization Ratio of not greater than (i) 55% as of December 31, 1998, (ii) 52.5% for the period from January 1, 1999 through March 31, 1999, (iii) 50% for the period from April 1, 1999 through June 30, 1999, (iv) 47.5% for the period from July 1, 1999 through September 30, 1999 and (iv) 45% at all times thereafter; provided, however that if the Borrower shall cease to own all of the equity interests in and to M-I, then the Debt to Total Capitalization Ratio required hereby shall automatically be revised to be 40% at all times thereafter.

         (e) Section 8.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

             8.1 Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness which constitutes Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except (subject to Section 7.3 hereof) the following:

                 (a) Borrowed Money Indebtedness of the Borrower and its
             Subsidiaries outstanding on December 31, 1998 and described on Exhibit H hereto or disclosed to the Agent in the financial statements delivered on or prior to such date pursuant to Section
             7.2 hereof;

                 (b) Borrowed Money Indebtedness evidenced by the Notes
             (including contingent liabilities under the Guaranty);

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                 (c) Borrowed Money Indebtedness evidenced by the M-I Drilling
             Facility (including contingent liabilities of the Borrower with respect thereto);

                 (d) Borrowed Money Indebtedness of any Subsidiary owing to the
             Borrower or another wholly-owned Subsidiary and Borrowed Money Indebtedness of Borrower owing to any Subsidiary, provided such Borrowed Money Indebtedness is expressly subordinated, in a manner reasonably acceptable to the Agent, to the payment in full of all Obligations of Borrower under the Loan Documents;

                 (e) contingent liabilities incurred by M-I by with respect to performance letters of credit and bid and performance bonds required by M-I in support of contracts entered into by M-I in the ordinary course of its business (or guaranties of such contingent liabilities by the Borrower);

                 (f) Borrowed Money Indebtedness of Wilson Industries, Inc.
             (which may be assumed by the Borrower in connection with the release of the security interests securing such Borrowed Money Indebtedness, the Banks acknowledging that for a period of one (1) Business Day after such assumption such Borrowed Money Indebtedness shall continue to be secured) an aggregate amount not to exceed $50,000,000 in the aggregate;

                 (g) other Borrowed Money Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount at any one time outstanding up to but not exceeding, at any one time outstanding, fifteen percent (15%) of Tangible Net Worth of the Borrower, and

                 (h) obligations under any interest rate swap agreement,
             interest rate cap agreement or similar arrangement entered into between the Borrower and any Bank for the purpose of reducing Borrower's exposure to interest rate risk and not for speculative purposes.

         (f) Section 8.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

             8.7. Investments. Make any Investment, or make any commitment to make any such Investment, except Permitted Investments. Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Investments, in addition to Permitted Investments, on or after March 31, 1999 which do not exceed, in the aggregate, $40,000,000, in the form of loans to CE Wilson Company, a to-be-formed Subsidiary of the Borrower (and CE Wilson Company may, in turn, loan up to $8,000,000, in the aggregate,to the owner of the minority interests in and to CE Wilson Company). To the extent loans to CE Wilson Company are funded by Loans hereunder, the Revolving Loan Commitments shall be reduced (pro rata among the Banks) on a dollar-for-dollar basis.

         (g) Section 8.9 of the Loan Agreement is hereby amended to read in its entirety as follows:

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             8.9. Subsidiaries. Form, create or acquire a Subsidiary without giving written notice to the Agent promptly thereafter. The Borrower has heretofore notified the Banks of its intention to form a new Subsidiary under the laws of Delaware to be named CE Wilson (of which the Borrower will initially own 80% of the equity interests), and the Borrower has also heretofore notified the Banks of the intention of said CE Wilson Company to acquire more than 50% of the equity interests in and to CE Franklin, a Canadian public company. The Banks agree that CE Franklin shall not be considered to be a "Subsidiary" of the Borrower for purposes of Articles 7 or 8 of this Agreement so long as the Borrower and its Subsidiaries do not make any further investments in CE Franklin without the prior written consent of the Majority Banks.

         Section 3. Consent to Transfer of Equity Interest in M-I. The Banks hereby consent to the transfer to Schlumberger, Inc. of a forty percent (40%) equity interest in and to M-I so long as the lenders under the M-I Drilling Facility shall have consented thereto.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

         Section 5. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Co-Agents, the Agent and the Bank(s) harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other similar charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 7. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

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         Section 8. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

         Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

         Section 10. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE []26.02


         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

Exhibit A -- Revised Exhibit H

                                       SMITH INTERNATIONAL, INC.


                                       By: /s/ JOHN KENNEDY
                                           -------------------------------------
                                       Name:   John Kennedy
                                             -----------------------------------
                                       Title:  C.F.O.
                                              ----------------------------------

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                                       CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION, as the Agent and as a Bank


                                       By: /s/ MONA M. FOCH
                                           -------------------------------------
                                       Name:   Mona M. Foch
                                             -----------------------------------
                                       Title:  Managing Director
                                              ----------------------------------

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                                       ABN AMRO BANK N.V., HOUSTON AGENCY,
                                       as Co-Agent and as a Bank

                                       By: ABN AMRO North America, Inc.,
                                           as agent


                                       By: /s/ W. BRYAN CHAPMAN
                                           -------------------------------------
                                       Name:   W. Bryan Chapman
                                             -----------------------------------
                                       Title:  Group Vice President
                                              ----------------------------------


                                       By: /s/ ALLEN V. POOLE
                                           -------------------------------------
                                       Name:   Allen V. Poole
                                             -----------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

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                                       DEN NORSKE BANK AS,
                                       as Co-Agent and as a Bank


                                       By: /s/ MORTEN BJORNSEN
                                           -------------------------------------
                                       Name:   Morten Bjornsen
                                             -----------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------


                                       By: /s/ J. MORTEN KREUTZ
                                           -------------------------------------
                                       Name:   J. Morten Kreutz
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

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                                       BANK OF AMERICA, NT & SA


                                       By: /s/ PAUL L. COLON
                                           -------------------------------------
                                       Name:   Paul L. Colon
                                             -----------------------------------
                                       Title:  Vice President
                                              ----------------------------------

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                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION


                                       By: /s/ FRANK SCHAGEMAN
                                           -------------------------------------
                                       Name:   Frank Schageman
                                             -----------------------------------
                                       Title:  Vice President & Senior
                                               Relationship Manager
                                              ----------------------------------

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                                       UNION BANK OF CALIFORNIA N.A.


                                       By: /s/ J. SCOTT JESSUP
                                           -------------------------------------
                                       Name:   J. Scott Jessup
                                             -----------------------------------
                                       Title:  Vice President
                                              ----------------------------------

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                                       BANK OF NEW YORK


                                       By: /s/ HELEN L. SARRO
                                           -------------------------------------
                                       Name:   Helen L. Sarro
                                             -----------------------------------
                                       Title:  Vice President
                                              ----------------------------------

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                                       FIRST UNION NATIONAL BANK (successor
                                       to Corestates Bank, N.A.)


                                       By: /s/ ROBERT R. WETTEROFF
                                           -------------------------------------
                                       Name:   Robert R. Wetteroff
                                             -----------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

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